Significant Management Judgement in Applying Accounting Policies	12 Months Ended
Dec. 31, 2022
Disclosure of Significant Management Judgement in Applying Accounting Policies [Abstract]
SIGNIFICANT MANAGEMENT JUDGEMENT IN APPLYING ACCOUNTING POLICIES
5.	SIGNIFICANT MANAGEMENT JUDGEMENT IN APPLYING ACCOUNTING POLICIES

Allowance for Bad and Doubtful debts

Allowances for bad and doubtful debts are based on an assessment of the recoverability of trade and other receivables. Allowances are applied to trade and other receivables where events or changes in circumstances indicate that the balances may not be collectible. The identification of bad and doubtful debts requires the use of judgment and estimates, where the expected outcome is different from the original estimate, such difference will impact carrying value of trade and other receivables and doubtful debt expenses in the period in which such estimate has been charged.

Impairment Losses

Impairment losses are based on an assessment of the investment or long-lived assets’ ability to generate future cash flows when there is evidence that these assets may be impaired. The calculation of the amount of impairment loss are based on estimates made by management when applying broad accounting principles governing the accounting for these assets. The determination of these estimates requires judgment by management. The final outcome may differ from the original estimates made by management, which may impact the carrying value of the assets which management has determined to be impaired and charged to the Company’s profit loss during the period.

Provisions

Provisions for legal claims, service warranties and make good obligations are recognized when the Company has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount can be reliably estimated. Provisions are not recognized for future operating losses. Where there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.

Provisions are measured at the present value of management’s best estimate of the expenditure required to settle the present obligation at the end of the reporting period. The discount rate used to determine the present value is a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. The increase in the provision due to the passage of time is recognized as interest expense.

Income Tax

The Group has exposure to income taxes in numerous jurisdictions. Significant judgment is involved in determining the Group’s provision for income taxes. There are certain transactions and computations for which the ultimate tax determination is uncertain during the ordinary course of business. The Group recognizes liabilities for expected tax issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recognized, such differences will impact the income tax and differed tax provisions in the period in which such determination is made. The carrying amount of the Group’s income tax payable as at December 31, 2022 and 2021 amounted to $212 and zero respectively.